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                                   EXHIBIT 21

      Consolidated Subsidiaries of Hanover Capital Mortgage Holdings, Inc.

Subsidiary                                           Jurisdiction                                    d/b/a
----------                                           ------------                                    -----
Hanover Capital Partners Ltd.                          New York                                      None
Hanover Capital Mortgage Corporation (1)               Missouri                              California d/b/a
                                                                                          Missouri Hanover Capital
                                                                                             Mortgage Corporation
Hanover Capital Securities, Inc. (1)                   New York                                      None
Hanover Capital Partners 2, Inc.                       Delaware                                      None
Hanover SPC-2, Inc. (2)                                Delaware                                      None
HanoverTrade, Inc.                                     Delaware                                      None
Pamex Securities, LLC (3)                             New Jersey                                     None
Hanover Capital SPC, Inc.                              Delaware                                      None
Hanover Capital Repo Corp.                             Delaware                                      None
Hanover QRS-1 98-B, Inc.                               Delaware                                      None
Hanover QRS-2 98-B, Inc.                               Delaware                                      None
Hanover SPC-A, Inc.                                    Delaware                                      None

     Unconsolidated Subsidiaries of Hanover Capital Mortgage Holdings, Inc.

Subsidiary                                           Jurisdiction                                    d/b/a
----------                                           ------------                                    -----
HDMF-I LLC                                             Delaware                                      None
HDMF-II LLC (4)                                        Delaware                                      None
HDMF-II Realty Corp. (5)                               Delaware                                      None

(1)   Subsidiary of Hanover Capital Partners Ltd.

(2)   Subsidiary of Hanover Capital Partners 2, Inc.

(3)   Subsidiary of HanoverTrade, Inc.

(4)   Subsidiary of HDMF-I LLC

(5)   Subsidiary of HDMF-II LLC